NEWS RELEASE

For More Information Contact:	For Release - October 28, 2010
Chris Reid, Vice President and Director of Investor Relations, (713) 507-2873

STERLING BANCSHARES REPORTS THIRD QUARTER 2010 RESULTS

HOUSTON, TX, October 28, 2010 – Sterling Bancshares, Inc. (Nasdaq: SBIB) today reported net income of $4.5 million, or $0.04 per diluted common share, for the third quarter ended September 30, 2010, as compared to a net loss of $24.7 million, or $0.30 for the third quarter of 2009.

Key items and metrics for the quarter include the following:

•	Total nonperforming assets decreased $6 million, or 3.2% over the prior quarter;
•	Period-end allowance for credit losses to period-end loans increased to 2.88% at September 30, 2010, from 2.18% at September 30, 2009;
•	Provision for credit losses was $7.7 million for the third quarter of 2010, a reduction of $1.6 million on a linked-quarter basis;
•	Tangible capital ratio was 9.13% and all regulatory capital ratios were in excess of those considered to be well-capitalized at September 30, 2010.

 “We are pleased to see stabilization in a number of our credit metrics during the third quarter, which contributed to our overall improved profitability,” commented J. Downey Bridgwater, Sterling’s Chairman, President, and Chief Executive Officer.  “Nonperforming loans, foreclosed real estate owned, and past due loans all decreased during the quarter.  We continue to see property values stabilize for the most part which has helped to decrease our credit costs over the last couple of quarters. ”

“The Texas economy continues to recover from the recession at a fairly modest pace,” continued Bridgwater.  “However, historically low interest rates combined with low loan demand has remained a headwind for revenue generation.  As the economic recovery continues and there is additional clarity from a political and regulatory perspective, we anticipate more of our business customers will start to invest in the future growth of their businesses.  Sterling is extremely well-positioned from a capital and liquidity standpoint to take advantage of these future opportunities as they arise.”

Total loans decreased $129 million or 4.3% on a linked-quarter basis to $2.9 billion at September 30, 2010, and decreased $481 million or 14.3% since September 30, 2009.  The decline in loans during the third quarter of 2010 was due in part to a decrease in commercial real estate and construction and development loans of $42.1 million and $42.0 million, respectively, resulting from the Company’s decision to reduce exposure to these loan categories.  The remaining decrease in loans was related to commercial and industrial loans which were impacted by continued low line-of-credit usage.

Average deposits decreased $61.1 million to $4.1 billion for the third quarter of 2010 compared to the second quarter of 2010.  On average, noninterest-bearing deposits increased $27.0 million or 2.3% for the third quarter of 2010 compared to the second quarter of 2010.  Due to continued growth in core deposits during the quarter, the Company was able to reduce higher-cost brokered and jumbo certificates of deposit by $58.8 on a million linked-quarter basis. Average total deposits increased $52.2 million or 1.2% for the third quarter of 2010 compared to the same quarter in 2009.

Sterling Bancshares, Inc., News Release
October 28, 2010

At September 30, 2010, nonperforming assets were $178 million or 3.54% of total assets, compared to $184 million or 3.63% at June 30, 2010.  Potential problem loans were $170 million at September 30, 2010, an increase of $27.5 million over the prior quarter. The increase in potential problem loans during the third quarter of 2010 was due to a downgrade of certain non-owner occupied commercial real estate loans.  Accruing loans 30-89 days past due were $16.2 million at September 30, 2010, a decrease of $3.1 million compared to the prior quarter and $18.0 million compared to December 31, 2009.

At September 30, 2010, the total allowance for credit losses was $82.8 million or 2.88% of period-end total loans, up slightly from $82.5 million or 2.75% of period-end total loans at June 30, 2010, and up from $72.9 million or 2.18% of period-end total loans at September 30, 2009.

Net charge-offs for the third quarter of 2010 were $7.4 million or 1.01% of average total loans, compared to $6.3 million or 0.83% of average total loans for the second quarter of 2010.

Tax-equivalent net interest income for the third quarter of 2010 was $42.6 million, down $655 thousand on a linked-quarter basis. Tax-equivalent net interest margin was 3.68% for the third quarter of 2010, down six basis points from 3.74% for the second quarter of 2010.  Net interest income and margin during the third quarter of 2010 were negatively impacted by a decrease in average loans and a reduction in interest income from the interest rate hedge that was fully amortized during the third quarter.

Noninterest income for the third quarter of 2010 was $9.5 million, an increase of $965 thousand on a linked-quarter basis.  This increase in noninterest income was due in part to a decrease in losses on loans classified as held for sale.  During the second quarter of 2010, the Company recorded losses on loans classified as held for sale of $418 thousand.  The Company did not record any losses on loans classified as held for sale during the third quarter of 2010.

Total noninterest expense for the third quarter of 2010 was $37.8 million, a decrease of $3.0 million on a linked-quarter basis.  The decrease in noninterest expense was primarily due to gains from sales of other real estate owned net of carrying costs of $414 thousand recorded during the third quarter of 2010 compared to net losses and carrying costs of $1.4 million in the second quarter of 2010.

As of September 30, 2010, Sterling had total assets of $5.0 billion, total loans of $2.9 billion and total deposits of $4.1 billion.  Shareholders’ equity of $627 million at September 30, 2010, was 12.4% of total assets.  Book value per common share at period-end was $6.15.

Conference Call
Management of Sterling will host a conference call for investors and analysts that will be broadcast live via telephone and over the Internet on Thursday, October 28, 2010 at 11:00 a.m. Eastern Time.  To participate, visit the Investor Relations section of the Company’s web site at http://www.banksterling.com or call (612) 332-0335.  An audio archive of the call will also be available on the web site beginning Friday, October 29, 2010.

A telephone replay of the conference call will be available beginning Thursday, October 28, 2010 at 12:00 p.m. until Thursday, November 4, 2010 at 11:59 p.m. Central Time by dialing (800) 475-6701.  The access code for the replay is 173152.

Sterling Bancshares, Inc., News Release
October 28, 2010

Forward-Looking Statements

This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve risks and uncertainties and are based on beliefs and assumptions of management at the time that this release was prepared.  The Company does not assume any obligation to update the forward-looking statements.  There are several factors, many beyond the Company’s control, that could cause results to differ significantly from expectations including:  adverse changes in the loan portfolio and the resulting credit risk-related losses and expenses; potential inadequacy of the allowance for credit losses; the ability to maintain or improve origination volumes; competitive influences on product pricing; the ability to integrate acquisitions and realize expected cost savings and revenue enhancements; effects of changes in interest rates on net interest margin; and changes in federal and state regulations and laws.  Additional factors can be found in the Company's 2009 Annual Report on Form 10-K which has been filed with the Securities and Exchange Commission and is available at the Securities and Exchange Commission’s web site (www.sec.gov).

About Sterling Bancshares
Sterling Bancshares, Inc. is a Houston-based bank holding company with total assets of $5.0 billion, which operates 56 banking centers in the greater metropolitan areas of Houston, San Antonio, Dallas and Fort Worth, Texas. The Company’s common stock is traded through the NASDAQ Global Select Market under the symbol “SBIB”.  For more information on Sterling Bancshares, please visit the Company’s web site at http://www.banksterling.com.

–Tables to follow–

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended			Year-to-date
	Sep. 30,	Jun. 30,	Sep. 30,
	2010	2010	2009	2010	2009
Profitability
Net income	$4,455	$596	$(24,724)	$(1,197)	$(14,710)
Net income available to common shareholders	$4,455	$596	$(24,724)	$(1,197)	$(24,052)

Earnings per common share (1)
Basic	$0.04	$0.01	$(0.30)	$(0.01)	$(0.31)
Diluted	$0.04	$0.01	$(0.30)	$(0.01)	$(0.31)

Return on average common equity (2)	2.80%	0.38%	(16.98)%	(0.26)%	(5.77)%
Return on average assets (2)	0.35%	0.05%	(1.97)%	(0.03)%	(0.39)%

Net interest margin (3)	3.68%	3.74%	4.20%	3.81%	4.26%

Efficiency Ratio (4):
Consolidated	72.53%	78.77%	69.56%	75.86%	68.73%
Sterling Bank	70.74%	76.40%	67.79%	73.58%	66.76%

Liquidity and Capital Ratios
Average loans to average deposits	71.63%	73.39%	85.86%	74.51%	91.82%
Period-end stockholders' equity to total assets	12.44%	12.30%	11.23%	12.44%	11.23%
Average stockholders' equity to average assets	12.53%	12.28%	11.60%	12.15%	12.18%
Period-end tangible capital to total tangible assets	9.13%	9.01%	7.70%	9.13%	7.70%
Tier 1 capital to risk-weighted assets	15.23%	14.45%	11.20%	15.23%	11.20%
Total capital to risk-weighted assets	17.88%	17.04%	13.95%	17.88%	13.95%
Tier 1 leverage ratio (Tier 1 capital to average assets)	10.53%	10.32%	8.88%	10.53%	8.88%

Other Data
Shares used in computing earnings per common share
Basic shares	101,934	101,898	81,707	97,487	77,659
Diluted shares	102,212	102,144	81,707	97,487	77,659
End of period common shares outstanding	101,952	101,927	81,755	101,952	81,755

Book value per common share at period-end	$6.15	$6.13	$6.67	$6.15	$6.67
Cash dividends paid per common share	$0.015	$0.015	$0.055	$0.045	$0.165
Common stock dividend payout ratio	34.35%	256.65%	(18.19)%	(358.14)%	(85.45)%
Full-time equivalent employees	986	991	1,013	986	1,013
Number of banking centers	56	57	60	56	60

STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(dollars in thousands)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2010	2010	2010	2009	2009
ASSETS
Cash and cash equivalents	$366,590	$359,388	$361,199	$246,215	$158,114
Available-for-sale securities, at fair value	1,169,519	1,069,964	920,082	846,216	836,521
Held-to-maturity securities, at amortized cost	280,215	280,658	267,503	222,845	162,990

Loans held for sale	7,123	6,509	18,055	11,778	38,187
Loans held for investment	2,862,952	2,992,370	3,096,261	3,233,273	3,312,520
Total loans	2,870,075	2,998,879	3,114,316	3,245,051	3,350,707
Allowance for loan losses	(80,754)	(80,983)	(76,646)	(74,732)	(70,059)
Loans, net	2,789,321	2,917,896	3,037,670	3,170,319	3,280,648

Premises and equipment, net	48,507	47,812	47,396	48,816	49,128
Real estate acquired by foreclosure	14,571	18,151	17,282	16,763	11,674
Goodwill	173,210	173,210	173,210	173,210	173,210
Core deposits and other intangibles, net	10,004	10,540	11,077	11,626	12,179
Accrued interest receivable	14,356	14,951	15,462	16,502	16,142
Other assets	173,328	183,429	192,498	184,536	158,912
TOTAL ASSETS	$5,039,621	$5,075,999	$5,043,379	$4,937,048	$4,859,518

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing demand	$1,248,321	$1,266,781	$1,167,602	$1,144,133	$1,094,346
Interest-bearing demand	2,014,207	1,962,854	2,031,399	2,004,539	1,874,746
Certificates and other time deposits	840,683	921,495	925,427	946,279	1,038,362
Total deposits	4,103,211	4,151,130	4,124,428	4,094,951	4,007,454
Other borrowed funds	106,546	100,770	99,012	97,245	99,486
Subordinated debt	78,624	78,247	77,737	77,338	77,616
Junior subordinated debt	82,734	82,734	82,734	82,734	82,734
Accrued interest payable and other liabilities	41,704	38,722	39,944	44,247	46,716
Total liabilities	4,412,819	4,451,603	4,423,855	4,396,515	4,314,006

COMMITMENTS AND CONTINGENCIES	-	-	-	-	-

SHAREHOLDERS' EQUITY
Common stock	103,820	103,795	103,745	83,721	83,622
Capital surplus	238,536	238,186	237,439	170,848	171,955
Retained earnings	290,429	287,503	288,436	295,909	295,401
Treasury stock	(21,399)	(21,399)	(21,399)	(21,399)	(21,399)
Accumulated other comprehensive income, net of tax	15,416	16,311	11,303	11,454	15,933
Total shareholders' equity	626,802	624,396	619,524	540,533	545,512
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$5,039,621	$5,075,999	$5,043,379	$4,937,048	$4,859,518

STERLING BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended					Year-to-date
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
Interest income:
Loans, including fees	$40,153	$42,087	$43,649	$46,876	$49,658	$125,889	$154,349
Securities:
Taxable	9,841	9,602	9,117	9,758	9,286	28,560	26,659
Non-taxable	1,013	915	925	929	897	2,853	2,687
Deposits in financial institutions	157	231	115	90	64	503	64
Other interest-earning assets	1	3	1	19	29	5	61
Total interest income	51,165	52,838	53,807	57,672	59,934	157,810	183,820

Interest expense:
Demand and savings deposits	3,583	4,319	4,212	4,243	4,403	12,114	11,781
Certificates and other time deposits	2,823	3,159	3,352	4,577	5,504	9,334	19,474
Other borrowed funds	784	768	448	314	346	2,000	1,583
Subordinated debt	747	705	687	713	748	2,139	2,612
Junior subordinated debt	1,071	1,040	1,028	1,045	1,082	3,139	3,441
Total interest expense	9,008	9,991	9,727	10,892	12,083	28,726	38,891
Net interest income	42,157	42,847	44,080	46,780	47,851	129,084	144,929
Provision for credit losses	7,716	9,336	22,936	11,000	56,131	39,988	76,631
Net interest income after provision for credit losses	34,441	33,511	21,144	35,780	(8,280)	89,096	68,298

Noninterest income:
Customer service fees	3,728	3,591	3,488	3,722	3,845	10,807	11,709
Net gain (loss) on securities	43	17	20	(1,823)	4	80	17
Wealth management fees	1,733	2,102	2,098	2,049	1,862	5,933	5,904
Other	3,986	2,815	931	1,543	3,402	7,732	12,774
Total noninterest income	9,490	8,525	6,537	5,491	9,113	24,552	30,404

Noninterest expense:
Salaries and employee benefits	20,722	20,453	20,503	19,496	21,005	61,678	67,434
Occupancy	5,566	5,709	5,790	5,822	5,967	17,065	18,004
Technology	2,267	2,332	2,417	2,375	2,495	7,016	7,475
Professional fees	1,452	1,372	2,005	1,283	1,065	4,829	3,419
Postage, delivery and supplies	661	719	708	685	700	2,088	2,181
Marketing	198	271	269	443	557	738	1,487
Core deposits & other intangibles amortization	537	537	549	552	565	1,623	1,695
Acquisition costs	-	-	-	980	154	-	154
FDIC insurance assessments	2,478	2,438	2,547	1,856	1,741	7,463	6,974
Other	3,899	6,975	4,165	5,998	5,826	15,039	14,871
Total noninterest expense	37,780	40,806	38,953	39,490	40,075	117,539	123,694

Income (loss) before income taxes	6,151	1,230	(11,272)	1,781	(39,242)	(3,891)	(24,992)
Income taxes provision (benefit)	1,696	634	(5,024)	45	(14,518)	(2,694)	(10,282)
Net income (loss)	$4,455	$596	$(6,248)	$1,736	$(24,724)	$(1,197)	$(14,710)
Preferred stock dividends	-	-	-	-	-	-	9,342
Net income (loss) available to common shareholders	$4,455	$596	$(6,248)	$1,736	$(24,724)	$(1,197)	$(24,052)

Earnings (loss) per common share (1):
Basic	$0.04	$0.01	$(0.07)	$0.02	$(0.30)	$(0.01)	$(0.31)
Diluted	$0.04	$0.01	$(0.07)	$0.02	$(0.30)	$(0.01)	$(0.31)

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended
	Sep. 30,			Jun. 30,
	2010			2010
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Interest-Earning Assets:
Loans held for sale	$5,390	$28	2.06%	$11,454	$54	1.90%
Loans held for investment:
Taxable	2,930,124	40,122	5.43%	3,036,770	41,994	5.55%
Non-taxable (3)	295	4	5.52%	4,260	57	5.34%
Securities:
Taxable	1,286,050	9,841	3.04%	1,125,517	9,602	3.42%
Non-taxable (3)	112,188	1,497	5.30%	100,192	1,347	5.39%
Deposits in financial institutions	260,167	157	0.24%	362,429	231	0.26%
Other interest-earning assets	566	1	0.84%	840	3	1.27%
Total interest-earning assets	4,594,780	51,650	4.46%	4,641,462	53,288	4.60%
Noninterest-earning assets	438,522			444,933
Total Assets	$5,033,302			$5,086,395

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$2,003,914	$3,583	0.71%	$2,027,133	$4,319	0.85%
Certificates and other time	870,041	2,823	1.29%	934,941	3,159	1.36%
Other borrowed funds	103,902	784	2.99%	100,976	768	3.05%
Subordinated debt	78,472	747	3.78%	77,831	705	3.63%
Junior subordinated debt	82,734	1,071	5.14%	82,734	1,040	5.04%
Total interest-bearing liabilities	3,139,063	9,008	1.14%	3,223,615	9,991	1.24%
Noninterest-bearing sources:
Noninterest-bearing liabilities	1,263,481			1,238,352
Shareholders' equity	630,758			624,428
Total Liabilities and Shareholders' Equity	$5,033,302			$5,086,395

Tax Equivalent Net Interest Income & Margin (3)		42,642	3.68%		43,297	3.74%

Non-GAAP to GAAP Reconciliation:
Tax Equivalent adjustment:
Loans		1			18
Securities		484			432
Total tax equivalent adjustment		485			450
Net Interest Income		$42,157			$42,847

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Year-to-date
	2010			2009
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Interest-Earning Assets:
Loans held for sale	$10,109	$129	1.70%	$2,064	$89	5.75%
Loans held for investment:
Taxable	3,046,899	125,677	5.51%	3,624,478	154,098	5.68%
Non-taxable (3)	3,113	122	5.26%	5,141	237	6.16%
Securities:
Taxable	1,138,539	28,560	3.35%	772,386	26,659	4.61%
Non-taxable (3)	104,647	4,206	5.37%	97,069	3,902	5.37%
Deposits in financial institutions	272,475	503	0.25%	60,885	64	0.14%
Other interest-earning assets	1,268	5	1.01%	29,336	61	0.28%
Total interest-earning assets	4,577,050	159,202	4.65%	4,591,359	185,110	5.39%
Noninterest-earning assets	442,382			422,017
Total Assets	$5,019,432			$5,013,376

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$2,008,236	$12,114	0.81%	$1,693,613	$11,781	0.93%
Certificates and other time	909,618	9,334	1.37%	1,137,866	19,474	2.29%
Other borrowed funds	101,602	2,000	2.63%	241,653	1,583	0.88%
Subordinated debt	78,012	2,139	3.67%	77,582	2,612	4.50%
Junior subordinated debt	82,734	3,139	5.07%	82,734	3,441	5.56%
Total interest-bearing liabilities	3,180,202	28,726	1.21%	3,233,448	38,891	1.61%

Noninterest-bearing sources:
Noninterest-bearing liabilities	1,229,222			1,169,110
Shareholders' equity	610,008			610,818
Total Liabilities and Shareholders' Equity	$5,019,432			$5,013,376

Tax Equivalent Net Interest Income & Margin (3)		130,476	3.81%		146,219	4.26%

Non-GAAP to GAAP Reconciliation:
Tax equivalent adjustment:
Loans		39			75
Securities		1,353			1,215
Total tax equivalent adjustment		1,392			1,290
Net Interest Income		$129,084			$144,929

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2010	2010	2010	2009	2009
Condensed Average Balance Sheet
Loans held for sale	$5,390	$11,454	$13,572	$38,844	$1,607
Loans held for investment	2,930,419	3,041,030	3,181,345	3,262,525	3,472,635
Total loans	2,935,809	3,052,484	3,194,917	3,301,369	3,474,242
Available-for-sale securities, at fair value	1,113,780	953,742	860,466	897,733	779,792
Held-to-maturity securities, at amortized cost	284,458	271,967	241,894	168,940	162,717
Deposits in financial institutions	260,167	362,429	194,104	163,195	106,392
Other earning assets	566	840	2,418	26,825	38,419
Total earning assets	4,594,780	4,641,462	4,493,799	4,558,062	4,561,562
Goodwill	173,210	173,210	173,210	173,210	173,210
Core deposits and other intangibles, net	10,262	10,800	11,340	11,890	12,463
All other non-interest earning assets	255,050	260,923	259,198	236,710	230,667
Total assets	$5,033,302	$5,086,395	$4,937,547	$4,979,872	$4,977,902

Noninterest-bearing demand	$1,224,402	$1,197,400	$1,144,754	$1,158,023	$1,124,076
Interest bearing deposits:
Interest-bearing demand	2,003,914	2,027,133	1,993,546	1,946,308	1,837,612
Jumbo certificates of deposits	539,094	582,727	549,723	576,984	614,418
Regular certificates of deposit	227,490	233,592	241,649	264,388	287,243
Brokered certificates of deposit	103,457	118,622	133,101	166,319	182,852
Total deposits	4,098,357	4,159,474	4,062,773	4,112,022	4,046,201
Other borrowed funds	103,902	100,976	99,884	107,211	145,625
Subordinated debt	78,472	77,831	77,724	77,824	77,232
Junior subordinated debt	82,734	82,734	82,734	82,734	82,734
Accrued interest payable and other liabilities	39,079	40,952	40,216	46,348	48,480
Total liabilities	4,402,544	4,461,967	4,363,331	4,426,139	4,400,272
Total shareholders' equity	630,758	624,428	574,216	553,733	577,630
Total liabilities and shareholders' equity	$5,033,302	$5,086,395	$4,937,547	$4,979,872	$4,977,902

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2010	2010	2010	2009	2009
Period-end Loans:
Loans held for sale	$7,123	$6,509	$18,055	$11,778	$38,187
Loans held for investment:
Commercial and industrial	597,205	658,141	697,998	806,542	823,797
Real Estate:
Commercial	1,590,081	1,632,213	1,672,562	1,669,118	1,703,629
Construction and development	268,691	310,689	330,855	360,444	394,819
Residential mortgage	362,404	343,894	346,400	344,838	335,007
Consumer/other	44,571	47,433	48,446	52,331	55,268
Loans held for investment	2,862,952	2,992,370	3,096,261	3,233,273	3,312,520
Total period-end loans	$2,870,075	$2,998,879	$3,114,316	$3,245,051	$3,350,707

Period-End Deposits:
Noninterest-bearing demand	$1,248,321	$1,266,781	$1,167,602	$1,144,133	$1,094,346
Interest-bearing demand	2,014,207	1,962,854	2,031,399	2,004,539	1,874,746
Certificates and other time deposits:
Jumbo	512,178	587,377	560,093	549,588	594,590
Regular	224,290	231,404	234,010	252,682	273,721
Brokered	104,215	102,714	131,324	144,009	170,051
Total period-end deposits	$4,103,211	$4,151,130	$4,124,428	$4,094,951	$4,007,454

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended					Year-to-date
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2010	2010	2010	2009	2009	2010	2009
Allowance For Credit Losses
Allowance for loan losses at beginning of period	$80,983	$76,646	$74,732	$70,059	$53,075	$74,732	$49,177
Charge-offs:
Commercial, financial and industrial	1,034	1,687	1,968	1,536	5,049	4,689	19,378
Real estate, mortgage and construction	7,314	5,786	20,214	5,448	32,464	33,314	35,962
Consumer	285	205	262	477	321	752	1,109
Total charge-offs	8,633	7,678	22,444	7,461	37,834	38,755	56,449
Recoveries:
Commercial, financial and industrial	481	433	483	536	251	1,397	1,177
Real estate, mortgage and construction	633	845	821	488	23	2,299	301
Consumer	72	51	118	110	163	241	420
Total Recoveries	1,186	1,329	1,422	1,134	437	3,937	1,898
Net charge-offs	7,447	6,349	21,022	6,327	37,397	34,818	54,551
Provision for loan losses	7,218	10,686	22,936	11,000	54,381	40,840	75,433
Allowance for loan losses at end of period	$80,754	$80,983	$76,646	$74,732	$70,059	$80,754	$70,059

Reserve for unfunded loan commitments at beginning of period	$1,502	$2,852	$2,852	$2,852	$1,102	$2,852	$1,654
Provision for losses on unfunded loan commitments	498	(1,350)	-	-	1,750	(852)	1,198
Reserve for unfunded loan commitments at end of period	2,000	1,502	2,852	2,852	2,852	2,000	2,852
Total allowance for credit losses	$82,754	$82,485	$79,498	$77,584	$72,911	$82,754	$72,911

Nonperforming Assets
Nonperforming loans:
Loans held for sale	$1,665	$3,491	$10,883	$9,896	$29,472	$1,665	$29,472
Loans held for investment	162,096	162,669	125,025	92,668	65,515	162,096	65,515
Real estate acquired by foreclosure	14,571	18,151	17,282	16,763	11,674	14,571	11,674
Other repossessed assets	50	20	60	38	33	50	33
Total nonperforming assets	$178,382	$184,331	$153,250	$119,365	$106,694	$178,382	$106,694

Restructured loans - accruing	$17,495	$15,001	$10,675	$69,857	$45,981	$17,495	$45,981

Potential problem loans	$169,646	$142,123	$172,020	$187,513	$131,950	$169,646	$131,950

Accruing loans 30 to 89 days past due	$16,234	$19,307	$46,410	$34,243	$23,364	$16,234	$23,364

Accruing loans past due 90 days or more	$953	$441	$306	$41	$681	$953	$681

Ratios
Period-end allowance for credit losses to period-end loans	2.88%	2.75%	2.55%	2.39%	2.18%	2.88%	2.18%
Period-end allowance for loan losses to period-end loans	2.81%	2.70%	2.46%	2.30%	2.09%	2.81%	2.09%
Period-end allowance for loan losses to nonperforming loans	49.31%	48.74%	56.40%	72.86%	73.76%	49.31%	73.76%
Nonperforming loans to period-end loans	5.71%	5.54%	4.36%	3.16%	2.83%	5.71%	2.83%
Nonperforming assets to period-end assets	3.54%	3.63%	3.04%	2.42%	2.20%	3.54%	2.20%
Net charge-offs to average loans (2)	1.01%	0.83%	2.67%	0.76%	4.27%	1.52%	2.01%

STERLING BANCSHARES, INC.
FOOTNOTES TO EARNINGS RELEASE

(1)
Earnings per share in each quarter is computed individually using the weighted-average number of shares outstanding during that quarter while earnings per share for the full period is computed using the weighted-average number of shares outstanding during the year. Thus, the sum for all quarters does not necessarily equal the full period earnings per share.

(2)	Interim periods annualized.

(3)
Taxable-equivalent basis assuming a 35% tax rate. The Company presents net interest income on a tax-equivalent basis. Accordingly, net interest income from tax-exempt securities and loans is presented in the net interest income results on a basis comparable to taxable securities and loans. This non-GAAP financial measure allows management to assess the comparability of net interest income arising from both taxable and tax-exempt sources.

(4)
The efficiency ratio is calculated by dividing noninterest expense less acquisition costs and a one-time severance charge by tax equivalent basis net interest income plus noninterest income less net gain (loss) on investment securities.